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                                                                    EXHIBIT 10.5



                                  PLAN SUMMARY
                      1999 SHORT TERM INCENTIVE PLAN (STIP)


ELIGIBILITY
SENIOR MANAGEMENT
*    Level One:         CEO/COO
*    Level Two          SVP (Grade 12)
*    Level Three:       VPs (Grade 11)
*    Level Four:        General Managers (Grade 10)
*    Level Five:        Directors (Grades 8 and 9)

* An employee may not be a participant in this plan if s/he is a participant in another cash based incentive plan of The Timberland Company, Timberland Retail, Inc. or any other subsidiary (e.g. Sales Incentive Plan or Manufacturing Incentive Plan).

* Participants must be actively employed by Timberland on the date bonus payments, if any, are made in order to be eligible for payment.

* For individuals who are hired after the Plan Year has begun, bonus eligibility for the current Plan Year is based on the individual's start date with the Company as follows:

     - January 1 to June 30:        eligible for full bonus potential
     - July 1 to September 30:      eligible for prorated bonus
     - On or after October 1:       not eligible until the following Plan Year

     An employee who is promoted during the Plan Year into a higher senior management level for purposes of bonus target calculations under the STIP will be eligible for the bonus target of the management level into which they are promoted, as long as they are promoted into that position prior to October 1 of a Plan Year.

BONUS TARGETS
* An eligible employee's bonus potential will be allocated between business unit and corporate performance results as per the table below:

=========================================================================
                                             Unit Allocation
-------------------------------------------------------------------------
    Level             Target          Corporate           Business Unit
                   (% of salary)       Results               Results
-------------------------------------------------------------------------
One                     60%             100%                    0%
-------------------------------------------------------------------------
Two                     50%             100%                    0%
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Three                   35%              40%                   60%
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Four                    30%              35%                   65%
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Five                    20%              30%                   70%
=========================================================================

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The criteria and respective weights for business unit and corporate performance results are as follows:

CRITERIA WEIGHT
================================================================================
                  Corp      Business Unit     Licensing      Retail/Intl Distrib
--------------------------------------------------------------------------------
EPS/Op Contr       50%           50%             50%                 50%
--------------------------------------------------------------------------------
Cash Flow          50%           50%             50%                 50%
================================================================================

* For employees of the Footwear and Apparel lines of business (with the exception of Footwear and Apparel North American Wholesale), performance against Margin and Sales/Revenue components will be measured against worldwide results.

* Bonus eligibility for eligible employees in positions in corporate staff areas which support multiple business functions will be measured entirely on corporate results.

INDIVIDUAL PERFORMANCE AGAINST SBOs/PERFORMANCE RATING

* Individual employee performance against Strategic Business Objectives (SBO) are factored into the final bonus calculation by multiplying the Assigned Factor (as set forth in the table below) by the calculated bonus (which is determined by the weighted targets and criteria discussed above).

* Employees who are rated "NI" (Needs Improvement) during the Plan Year will be eligible to receive a partial bonus as set forth below; employees rated "DNM" (Does Not Meet) during the Plan Year will not be eligible to receive a bonus, regardless of corporate or business unit performance.

=============================================
Approved Performance                 Assigned
       Rating                         Factor
---------------------------------------------
EE (Exceeds Expectations)              1.1
---------------------------------------------
ME (Meets Expectations)                1.0
---------------------------------------------
NI (Needs Improvement)                 .65
---------------------------------------------
DNM (Does Not Meet)                     0
=============================================

DETERMINATION OF BONUS PAYMENT

=================================================================
Performance        Percent of               Payout Range
Against Plan          Plan            (factor applied to bonus
                                               target)
-----------------------------------------------------------------

  Meets             90 - 99%                  80 - 98%
  Threshold

-----------------------------------------------------------------
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-----------------------------------------------------------------

  Meets Plan          100%                      100%

-----------------------------------------------------------------

 Exceeds Plan      100 - 120-%           100% + 1.5% for each
                                     incremental percent achieved
                                             above plan
-----------------------------------------------------------------

   Superior           120%               130% + 2.0% for each
                                     incremental percent achieved
                                             above 120%
=================================================================

THRESHOLD

* The company will pay eligible employees a partial bonus for attainment of at least 90% of budgeted target (for corporate and business unit) for each criteria, as indicated below:

=======================================
     % Attainment of            Factor
     Budgeted Target
---------------------------------------
          90%                    .80
---------------------------------------
          91%                    .82
---------------------------------------
          92%                    .84
---------------------------------------
          93%                    .86
---------------------------------------
      and so on...
---------------------------------------
          99%                    .98
---------------------------------------
          100%                   1.0
=======================================



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Bonus Plan Provisions

* Minimum corporate performance results criteria must be met in order for any STIP bonus payment to be made to eligible employees.

* Bonus plan targets are based on the annual operating plan as approved by the Timberland Board of Directors.

* The Threshold (90% of target) for corporate results for BOTH EPS and Cash Flow MUST BE MET in order for a bonus payment to be made to eligible employees. If a business unit (including European subsidiaries) meets its objectives, but the corporation fails to meet its Threshold for corporate results for both EPS and Cash Flow, NO BONUS will be paid.

* If the corporate Threshold is met, but a business unit threshold is not met, eligible employees tied to said business unit will receive a partial payment based on the allocable corporate portion only.

* In order for a bonus payment to be made to eligible employees, actual EPS and Cash Flow results must be greater than or equal to the Threshold after the impact of the bonus.

* Prior to the beginning of each Plan Year, senior management will assign the weighting to be given to the various performance factors as well as amounts and percentages of budget performance at which targets and thresholds (if any) will be set.

* Senior management and the Compensation Committee of the Board of Directors retain sole discretion to amend, revise, replace or rescind the STIP at any time.

* Nothing in this STIP plan summary shall in any way limit the ability of senior management and the Compensation Committee of the Board of Directors, in their sole discretion, to pay to any individual or group of individuals a discretionary bonus award in addition to any bonus payment made under the STIP.